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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated July 12, 1996, in Amendment No. 4 to the Registration Statement (Form S-1) and the related Prospectus of Document Sciences Corporation for the registration of 2,645,000 shares of its common stock.


                                          ERNST & YOUNG LLP

San Diego, California

September 13, 1996